UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 7, 2023

XPONENTIAL FITNESS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-40638	84-4395129
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

17877 Von Karman Ave., Suite 100 Irvine, CA	92614
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 346-3000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2, below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.0001 per share	XPOF	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition

Public Offering

On February 7, 2023, Xponential Fitness, Inc. (the “Company,” “Xponential,” “we,” “our,” or “us”) expects to file a preliminary prospectus supplement (the “Preliminary Prospectus Supplement”) with the Securities and Exchange Commission (the “SEC”) in connection with a proposed offering of shares of its Class A common stock. The Preliminary Prospectus Supplement will contain a summary of certain preliminary estimates regarding the Company’s financial results for the year ended December 31, 2022, as well as certain other operating data, which are set forth below.

We have prepared the following preliminary financial information to present our estimated results for the year ended December 31, 2022. We have prepared such preliminary financial information based upon our internal reporting and accruals as of and for the year ended December 31, 2022. Such estimates are preliminary and inherently uncertain and subject to change as we finalize our financial statements and operating data. There can be no assurance that our final results for the year ended December 31, 2022 will not differ materially from these estimates. During the course of the preparation of our consolidated financial statements and related notes, we may identify items that could cause our final reported results to be materially different from the preliminary financial estimates presented herein.

The preliminary financial estimates presented below have not been audited, reviewed or compiled by our independent registered public accounting firm. Accordingly, our independent registered public accounting firm does not express an opinion or any other form of assurance with respect thereto and assumes no responsibility for, and disclaims any association with, this information. In addition, the below information was not prepared with a view toward complying with the guidelines established by the American Institute of Certified Public Accountants with respect to prospective financial information but, in our view is reasonable, reflects the best currently available estimates and judgments, and presents our expected performance.

The preliminary financial estimates presented below should not be viewed as a substitute for full financial statements prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). In addition, these preliminary financial estimates for the year ended December 31, 2022 are not necessarily indicative of the results to be achieved for any future period.

Preliminary Estimate of Results as of December 31, 2022

The Company estimates that for the year ended December 31, 2022:

•	revenue will be in the range of $241.4 million to $243.2 million, or an increase of 56% to 57% as compared to the year ended December 31, 2021;

•	net income (loss) will be in the range of negative $3.0 million to positive $500 thousand; and

•	adjusted EBITDA will be in the range of $71.3 million to $74.0 million, or an increase of 161% to 171% as compared to the year ended December 31, 2021.

Adjusted EBITDA is a non-GAAP financial measure. See “Non-GAAP Financial Measures” below for a reconciliation of estimated Adjusted EBITDA to estimated net income (loss) and of estimated Adjusted EBITDA margin to estimated net income (loss) margin, the most directly comparable financial measures calculated in accordance with GAAP, respectively, for the year ended December 31, 2022.

Other Operating Data

The Company also reports that for the year ended December 31, 2022:

•	the number of global open studios grew from 2,130 as of December 31, 2021 to 2,641 as of December 31, 2022, representing an increase of 24%;

•	global franchise licenses sold grew from 4,424 as of December 31, 2021 to 5,450 as of December 31, 2022, representing an increase of 23%; and

•	system-wide sales grew from $709.7 million in 2021 to $1.0 billion in 2022, representing an increase of 46%.

Number of open studios and franchise licenses sold discussed above are presented on an adjusted basis to reflect historical information of the brands the Company acquired and therefore include time periods during which certain of the brands were operated by their predecessors. The Company acquired Club Pilates and CycleBar in September 2017, StretchLab in November 2017, Row House in December 2017, AKT in March 2018, YogaSix in July 2018, Pure Barre in October 2018, Stride in December 2018, Rumble in March 2021 and BFT in October 2021.

(1)	Franchise Licenses sold are gross of terminated licenses.

(2)	Represents North American studios.

	Year ended December 31, 2021			Year ended December 31, 2022
	North America	International	Global	North America	International	Global
Open Studios
Open Studios (beginning of period)	1,714	82	1,796	1,954	176	2,130
New Studio Openings	240	94	334	375	136	511

Open Studios (end of period)	1,954	176	2,130	2,329	312	2,641
Franchise Licenses Sold(1)
Franchise Licenses Sold (total beginning of period)	3,275	194	3,469	4,062	362	4,424
New Franchise License Sales	787	168	955	806	220	1,026

Franchise Licenses Sold (total end of period)	4,062	362	4,424	4,868	582	5,450
Studios Obligated to Open Internationally under MFA
Gross Studios Obligated to Open under MFA			1,132			1,406
Less: Studios Opened under MFA			176			312

Remaining Studios Obligated to Open under MFA			956			1,094
Licenses Already Sold by Master Franchisees(2)(3)			184			236

(1)	Franchise Licenses sold are gross of terminated licenses.

(2)	Net of thirty-four terminated international licenses as of December 31, 2022, and net of two terminated international licenses as of December 31, 2021.

(3)	Reflects the number of licenses for studios which have already been sold, but not yet opened, by master franchisees under MFAs.

(1)	Represents run-rate AUVs for North American studios open for 6+ months.

Note: The above data is presented on an adjusted basis to reflect historical information of the brands the Company acquired and therefore includes time periods during which certain of the brands were operated by their predecessors. The Company acquired Club Pilates and CycleBar in September 2017, StretchLab in November 2017, Row House in December 2017, AKT in March 2018, Yoga Six in July 2018, Pure Barre in October 2018, Stride in December 2018, Rumble in March 2021 and BFT in October 2021.

Non-GAAP Financial Measures

The Company defines adjusted EBITDA as EBITDA (net income/loss before interest, taxes, depreciation and amortization), adjusted for the impact of certain non-cash and other items that the Company does not consider in its evaluation of ongoing operating performance. These items include equity-based compensation, acquisition and transaction expenses (including change in contingent consideration), management fees and expenses (that were discontinued after July 2021), litigation expenses (consisting of legal and related fees for specific proceedings that arise outside of the ordinary course of our business), employee retention credit (a tax credit for retaining employees throughout the COVID-19 pandemic), secondary public offering expenses for which the Company does not receive proceeds, expense related to the remeasurement of the Company’s TRA obligation and expense related to loss on impairment of the Company’s brand intangible assets and goodwill that the Company does not believe reflect our underlying business performance and affect comparability. EBITDA and adjusted EBITDA are also frequently used by analysts, investors and other interested parties to evaluate companies in our industry.

The following table presents a reconciliation of estimated Adjusted EBITDA to estimated net income (loss) and of estimated Adjusted EBITDA margin to estimated net income (loss) margin, the most directly comparable financial measures calculated in accordance with GAAP, respectively, for the years ended December 31, 2022.

	Year ended December 31, 2022
	High End of Estimated Ranges	Low End of Estimated Ranges
	($ in thousands) (unaudited)
Net income (loss)	$500	$(3,000)
Interest expense, net	11,200	11,200
Income taxes (benefit)	700	800
Depreciation and amoritzation	15,300	15,300

EBITDA	27,700	24,300

Equity-based compensation	29,200	29,200
Acquisition and transaction expenses (income)	4,500	5,100
Management fees and expenses	—	—
Integration and related expenses	—	—
Litigation expenses	10,300	10,300
Employee retention credit	(2,600)	(2,600)
Secondary public offering expenses	700	700
TRA remeasurement	500	600
Impairment of brand assets	3,700	3,700

Adjusted EBITDA	$74,000	$71,300

Revenue	243,200	241,400
Net income (loss) margin(1)	0.2%	(1.2%)
Adjusted EBITDA margin(2)	30.4%	29.5%

(1)	Net income (loss) margin represents net income (loss) divided by revenue.
(2)	Adjusted EBITDA margin represents adjusted EBITDA divided by revenue.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

104	Cover Page Interactive Data File (the cover page XBRL tags are embedded within the inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPONENTIAL FITNESS, INC.

Date: February 7, 2023	By:	/s/ Anthony Geisler
	Name:	Anthony Geisler
	Title:	Chief Executive Officer